UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

Gain Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40237	85-1726410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 220

Bethesda, Maryland 20814

(Address of principal executive offices, including zip code)

(301) 500-1556

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	GANX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 30, 2025, Gain Therapeutics, Inc. (the “Company”) announced an update on the progress of its ongoing Phase 1b clinical study evaluating the safety and tolerability of GT-02287 in people with Parkinson’s Disease with or without a GBA1 mutation. The study, which aimed to enroll 15-20 participants, reached 16 participants on June 30, 2025, despite a two-month delay in protocol implementation. In addition, the independent data monitoring committee met recently and recommended to continue the study with no changes in dose level, concluding no serious treatment emergent adverse events have occurred.

The faster-than-anticipated enrollment means all those participants will reach their 90-day visit in time to facilitate biomarker analysis of all cerebrospinal fluid (“CSF”) samples taken by fourth quarter of 2025 instead of the first quarter of 2026. Based on the greater relevance of CSF biomarkers as proof of drug activity, and considering the new timeline, the Company is expected to provide full results on 90-day biomarker evidence from all CSF and blood samples together during 4Q 2025, which is also earlier than originally planned.

Additionally, to facilitate the continued interest on the part of clinicians and patients currently aware of the Phase 1b study in Australia, the Company will extend the screening window for participants through July 31, 2025. The Company is also planning to approach the local health authorities in Australia to extend the dosing period of the Phase 1b beyond the 90-day period currently allowed in the protocol. Long-term chronic toxicology studies required to support this extension of dosing are near completion, and the Company is expected to provide an update on the progress of the extension before the end of 3Q25. The Company believes that the extension of the Phase 1b will also better inform Phase 2 protocol design and planning for early 2026.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

Dated: June 30, 2025	By:	/s/ Gene Mack
Gene Mack
Chief Executive Officer